SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2002
                                                           -------------


                             PMA Capital Corporation
             (Exact name of registrant as specified in its charter)

         Pennsylvania                  000-22761                23-2217932
         ------------                  ---------                ----------
 (State or other jurisdiction        (Commission               (IRS Employer
  of incorporation)                  File Number)            Identification No.)


                         1735 Market Street, Suite 2800
                           Philadelphia, Pennsylvania              19103-7590
                           --------------------------              ----------
                    (Address of principal executive offices)       (Zip Code)


               Registrant's telephone number, including area code:

                                 (215) 665-5046

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c) The exhibit accompanying this report is listed in the Index to Exhibits on page E-1.

Item 9. Regulation FD Disclosure.
        ------------------------

       On July 30, 2002, the registrant issued a news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

         The Company wishes to inform investors that its Second Quarter 2002 Statistical Supplement, which provides more detailed historical information about the Company and its insurance businesses, is available on its website at www.pmacapital.com. You may also request a copy from the Company by calling Albert D. Ciavardelli, Vice President - Finance at 215-665-5063, or by sending a written request to Albert D. Ciavardelli, Vice President - Finance, PMA Capital Corporation, 1735 Market Street, Suite 2800, Philadelphia, PA 19103. Alternatively, you may request a copy via e-mail at aciavardelli@pmare.com.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PMA Capital Corporation




Date: July 30, 2002                 By:  /s/William E. Hitselberger
                                         --------------------------
                                          William E. Hitselberger
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                Index to Exhibits


 Number                   Description                       Method of Filing
 ------                   -----------                       ----------------
   99                 PMA Capital Corporation               Filed herewith
                      news release dated
                         July 30, 2002










                                       E-1